SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  Form 8-K/A

                              Amendment No. 1 to

                                Current Report


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  February 1, 1999



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


       VIRGINIA                  0-23983               54-1816010
      (State of               (Commission            (IRS Employer
    Incorporation)            File Number)         Identification No.)


      306 East Main Street
      Richmond, Virginia                  23219
      (Address of principal            (Zip Code)
       executive offices)


      Registrant's telephone number, including area code:
                         (804) 643-1761

                     APPLE RESIDENTIAL INCOME TRUST, INC.

                                  FORM 8-K/A

                                     Index

                                                                      Page No.

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits

      a.    Independent Auditors' Report
            (Grayson Square Apartments)

            Historical Statement of Income
            and Direct Operating Expenses
            (Grayson Square Apartments)

            Note to Historical Statement of Income
            and Direct Operating Expenses
            (Grayson Square Apartments)


      b.    Pro Forma Balance Sheet as of December
            31, 1998 (unaudited)

            Pro Forma Statement of Operations
            for the year ended December 31, 1998
            (unaudited)

      c.    Exhibit

            23.1  Consent of Independent Auditors
                  (Grayson Square Apartments)

      The Company hereby amends Items 7.a., 7.b., and 7.c. of its Current Report on Form 8-K dated February 1, 1999 as follows:

                                   ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]


                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


      We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Grayson Square Apartments located in Grapevine, Texas for the twelve month period ended December 31, 1998. This statement is the responsibility of the management of Grayson Square Apartments. Our responsibility is to express an opinion on this statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

      In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Grayson Square Apartments (as defined above) for the twelve month period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                             /s/ L.P. Martin & Co., P.C.
Richmond, Virginia
February 23, 1999

                          GRAYSON SQUARE APARTMENTS

        STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                 ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                          OPERATIONS OF THE PROPERTY

                 TWELVE MONTH PERIOD ENDED DECEMBER 31, 1998


INCOME
  Rental and Other Income                                           $1,514,932
                                                                    ----------

DIRECT OPERATING EXPENSES
  Administrative and Other                                             184,763
  Insurance                                                             12,590
  Repairs and Maintenance                                              192,283
  Taxes, Property                                                      180,093
  Utilities                                                            142,455
                                                                    ----------
      TOTAL DIRECT OPERATING EXPENSES                                  712,184
                                                                    ----------

      Operating income exclusive of items not
      comparable to the proposed future operations
      of the property                                               $  802,748
                                                                    ==========

See accompanying notes to the financial statement.

                          GRAYSON SQUARE APARTMENTS

        NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
           EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                          OPERATIONS OF THE PROPERTY

                 TWELVE MONTH PERIOD ENDED DECEMBER 31, 1998


NOTE 1 - ORGANIZATION

Grayson Square Apartments is a 200 unit garden style apartment complex located on approximately 10.789 acres in Grapevine, Texas. The assets comprising the property were owned by Grapevine I Partners, Limited, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple REIT VII Limited Partnership, an affiliate of Apple Residential Income Trust, Inc., purchased the property January 29, 1999.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

PRO FORMA CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 1998 (UNAUDITED)
The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1998 is presented as if the Company had owned the properties included in the table below as of December 31 1998. In the opinion of management all adjustments necessary to reflect the effects of the Offering have been made.

The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1998, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                                             Sierra               Grayson
                                                      Historical              Ridge                Square
                                                       Balance              Pro Forma            Pro Forma            Total
                                                        Sheet              Adjustments          Adjustments         Pro Forma
                                                 ---------------------------------------------------------------------------------
Date of acquisition                                                          1/5/99                2/1/99


ASSETS
Investment in rental property
   Land                                                 $  40,761,281          $    593,334          $   751,772    $  42,106,387
   Building and improvements                              197,807,725             5,340,006            8,645,372      211,793,103
   Furniture and fixtures                                   3,190,919                     -                    -        3,190,919
                                                 ---------------------------------------------------------------------------------
                                                          241,759,925             5,933,340            9,397,144      257,090,409
   Less accumulated depreciation                           (7,686,479)                    -                    -       (7,686,479)
                                                 ---------------------------------------------------------------------------------
                                                          234,073,446             5,933,340            9,397,144      249,403,930

   Cash and cash equivalents                               40,073,198            (5,933,340)          (2,404,359)      31,735,499
   Prepaid expenses                                           339,605                     -                    -          339,605
   Other assets                                             7,360,903                     -                    -        7,360,903
                                                 ---------------------------------------------------------------------------------
                                                           47,773,706            (5,933,340)          (2,404,359)      39,436,007
                                                 ---------------------------------------------------------------------------------

Total Assets                                            $ 281,847,152          $          -          $ 6,992,785    $ 288,839,937
                                                 =================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities

   Mortgage notes payable                               $  25,165,861                     -          $ 6,992,785    $  32,158,646
   Accounts payable                                         1,565,453                     -                    -        1,565,453
   Accrued expenses                                         4,883,852                     -                    -        4,883,852
   Rents received in advance                                  150,351                     -                    -          150,351
   Tenant security deposits                                   882,014                     -                    -          882,014
                                                 ---------------------------------------------------------------------------------
                                                           32,647,531                     -            6,992,785       39,640,316

Shareholders' equity
   Common stock                                           251,890,553                     -                    -      251,890,553
   Class B convertible stock                                   20,000                     -                    -           20,000
   Distributions greater than  net income                  (2,710,932)                    -                    -       (2,710,932)
                                                 ---------------------------------------------------------------------------------
                                                          249,199,621                     -                    -      249,199,621
                                                 ---------------------------------------------------------------------------------

Total Liabilities and Shareholders' Equity              $ 281,847,152          $          -          $ 6,992,785    $ 288,839,937
                                                 =================================================================================


Notes to Pro Forma Balance Sheet

Pro Forma adjustments represent the purchase price of the related property , including the 2% acquisition fee to Cornerstone Realty Income Trust, Inc. or affiliate allocated between land and building. Adjustments to cash reflect the use of cash on hand to purchase properties. Adjustments to notes payable reflect the debt assumed on 1 of the 2 acquisitions.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 (unaudited) The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 is presented as if the 16 property acquisitions during 1998 and 2 property acquisitions in 1999 had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.





                                                    Historical           1998                                    Pro Forma
                                                   Statement of      Acquisitions         Pro Forma             Before 1999
                                                    Operations      Adjustments (G)      Adjustments           Acquisitions
                                                  ----------------------------------------------------------------------------

Date of Acquisition                                      -

Rental income                                      $ 30,764,904      $12,107,074                -             $ 42,871,978
Rental expenses:
             Property and maintenance                 8,819,809        4,101,546                -               12,921,355
             Taxes and insurance                      4,453,177        1,586,415                -                6,039,592
             Property management                      1,685,713                          $  662,496 (A)          2,348,209
             General and administrative                 799,732           -                 138,849 (B)            938,581
             Amortization                                38,758           -                     -                   38,758
             Depreciation of rental property          5,788,476           -               2,074,177 (C)          7,862,653
                                                  ----------------------------------------------------------------------------


Total expenses                                       21,585,665        5,687,961          2,875,522             30,149,148

Income before interest income (expense)               9,179,239        6,419,113         (2,875,522)            12,722,830
Interest income                                       1,638,544           -              (1,221,659)(F)            416,885
Interest expense                                       (737,875)          -                (912,506)(D)         (1,650,381)
                                                  --------------------------------------------------      --------------------

Net income                                         $ 10,079,908      $ 6,419,113       $ (5,009,688)          $ 11,489,334

Basic and diluted earnings per common share        $       0.51                                               $       0.49
                                                   ============                                               ============

Wgt. avg. number of common shares outstanding       19,910,408                            3,495,101 (E)         23,405,509
                                                    ===========                                               ============






                                                         Sierra            Grayson
                                                          Ridge            Square
                                                        Pro Forma         Pro Forma       Pro Forma               Total
                                                       Adjustments       Adjustments     Adjustments            Pro Forma
                                                  --------------------------------------------------------------------------

Date of Acquisition                                        1/5/99          2/1/99                                 -

Rental income                                          $1,192,111        $1,514,932           -               $ 45,579,021
Rental expenses:
             Property and maintenance                     534,083           519,501           -                 13,974,939
             Taxes and insurance                          148,050           192,683           -                  6,380,325
             Property management                            -                 -         $   148,252  (A)         2,496,461
             General and administrative                     -                 -              20,844  (B)           959,425
             Amortization                                   -                 -               -                     38,758
             Depreciation of rental property                -                 -             513,238  (C)         8,375,891
                                                  -------------------  -----------------------------------------------------


Total expenses                                            682,133           712,184         682,334             32,225,799

Income before interest income (expense)                   509,978           802,748        (682,334)            13,353,222
Interest income                                             -                 -            (416,885) (F)           -
Interest expense                                            -                 -            (454,881) (D)        (2,105,262)
                                                  -------------------  -------------------------------    ------------------

Net income                                             $  509,978        $  802,748     $(1,554,100)          $ 11,247,960

Basic and diluted earnings per common share                                                                   $       0.48
                                                                                                               ===========

Wgt. avg. number of common shares outstanding                                                 -      (E)        23,405,509
                                                                                                               ===========




(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.
(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.
(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.
(D) Represents the interest expense for 5 of the 1998 property acquisitions and 1 of the 1999 property acquisitions for the period in which the properties were not owned, interest was computed based on market interest rates of 6.5% on the mortgage debt of $31.2 million that was assumed at acquisition.
(E) Represents additional common shares assuming the properties were acquired on January 1, 1998 with the net proceeds from the "best efforts" offering of $10 per share (net $8.90 per share).
(F) Represents reduction of interest income associated with $37.7 million of cash used to purchase properties at an interest rate of 5%.
(G) See following table for details.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 (unaudited)

The following schedule provides detail of 1998 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998.






                                                                            Copper                      Summer        Park
                                               Main Park    Timberglen     Crossing    Silverbrook I     Tree        Village
                                               Pro Forma     Pro Forma     Pro Forma     Pro Forma    Pro Forma     Pro Forma
                                              Adjustments   Adjustments   Adjustments   Adjustments  Adjustments   Adjustments
                                             -----------------------------------------------------------------------------------

Date of Acquisition                             2/4/98        2/13/98       3/31/98       5/8/98        6/1/98       7/1/98

Rental income                                  $ 122,458      $162,912     $ 228,612     $ 876,661    $ 505,033     $ 641,049
Rental expenses:
             Property and maintenance             44,674        39,814       147,405       308,738      202,428       224,466
             Taxes and insurance                  18,797        21,513        29,927        98,600       63,114        79,850
             Property management                      -             -             -            -            -             -
             General and administrative               -             -             -            -            -             -
             Amortization                             -             -             -            -            -             -
             Depreciation of rental property          -             -             -            -            -             -
                                             -----------------------------------------------------------------------------------

Total expenses                                    63,471        61,327       177,332       407,338      265,542       304,316

Income before interest income (expense)           58,987       101,585        51,280       469,323      239,491       336,733
Interest income                                       -             -             -            -            -             -
Interest expense                                      -             -             -            -            -             -
                                             -----------------------------------------------------------------------------------

Net income                                     $  58,987      $101,585     $  51,280     $ 469,323    $ 239,491     $ 336,733









                                                Cottonwood                     Pace's                                     Emerald
                                                 Crossing    Silverbrook II     Point       Devonshire     Newport          Oaks
                                                 Pro Forma     Pro Forma      Pro Forma      Pro Forma    Pro Forma      Pro Forma
                                                Adjustments   Adjustments    Adjustments    Adjustments  Adjustments    Adjustments
                                             ---------------------------------------------------------------------------------------

Date of Acquisition                               7/9/98        7/24/98        7/17/98        7/17/98      7/24/98        7/24/98

Rental income                                    $ 565,147     $ 536,970      $1,167,372     $ 534,027    $ 686,911      $ 1,046,462
Rental expenses:
             Property and maintenance              216,861       188,406         349,407       156,111      235,111          284,868
             Taxes and insurance                    74,067        61,559         143,119        75,941      109,875          133,916
             Property management                       -             -               -             -            -                -
             General and administrative                -             -               -             -            -                -
             Amortization                              -             -               -             -            -                -
             Depreciation of rental property           -             -               -             -            -                -
                                             ---------------------------------------------------------------------------------------

Total expenses                                     290,928       249,965         492,526       232,052      344,986          418,784

Income before interest income (expense)            274,219       287,005         674,846       301,975      341,925          627,678
Interest income                                        -             -               -             -            -                -
Interest expense                                       -             -               -             -            -                -
                                             ---------------------------------------------------------------------------------------

Net income                                       $ 274,219     $ 287,005      $  674,846     $ 301,975    $ 341,925      $   627,678











                                                  Estrada        Cutter's         Burney        Courts on
                                                   Oaks            Point           Oaks         Pear Ridge
                                                 Pro Forma       Pro Forma      Pro Forma       Pro Forma          Total
                                                Adjustments     Adjustments    Adjustments     Adjustments       Pro Forma
                                            ----------------------------------------------------------------------------------

Date of Acquisition                               7/27/98        10/29/98        10/28/98        11/17/98               -

Rental income                                     $ 962,727      $1,217,238     $1,309,756      $ 1,543,739     $12,107,074
Rental expenses:
             Property and maintenance               281,613         430,131        472,141          519,372       4,101,546
             Taxes and insurance                    124,830         146,572        180,438          224,297       1,586,415
             Property management                        -               -              -                -               -
             General and administrative                 -               -              -                -               -
             Amortization                               -               -              -                -               -
             Depreciation of rental property            -               -              -                -               -
                                            --------------------------------------------------------------------------------

Total expenses                                      406,443         576,703        652,579          743,669       5,687,960

Income before interest income (expense)             556,284         640,536        657,177          800,070       6,419,114
Interest income                                         -               -              -                -               -
Interest expense                                        -               -              -                -               -
                                            --------------------------------------------------------------------------------

Net income                                        $ 556,284      $  640,536     $  657,177      $   800,070     $ 6,419,114




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                              APPLE RESIDENTIAL INCOME TRUST, INC.


Date: April 14, 1999        By: /s/ Glade M. Knight
                                ---------------------------
                            Glade M. Knight
                            President of
                            Apple Residential Realty Income Trust, Inc.

                                   ITEM 7.c.

                                 EXHIBIT INDEX

                     Apple Residential Income Trust, Inc.

                 Form 8-K/A to Form 8-K dated February 1, 1999


Exhibit Number          Exhibit                             Page Number

23.1                    Consent of Independent Auditors
                        (Grayson Square Apartments)